Note 16 - Properties, Plants, Equipment and Mine Development, net, and Lease Commitments	12 Months Ended
Dec. 31, 2025
Property, Plant, and Equipment [Abstract]
Properties, Plants, Equipment and Mine Development, net, and Lease Commitments

Note 16: Properties, Plants, Equipment and Mine Development, net, and Lease Commitments

Properties, Plants, Equipment and Mine Development

Our major components of properties, plants, equipment, and mine development are (in thousands):

	December 31,
	2025	2024

Mining properties, including asset retirement obligations	$761,053	$695,786
Development costs	523,775	476,315
Plants and equipment	1,377,237	1,289,306
Land	32,962	35,680
Mineral interests	828,829	842,431
Construction in progress	72,281	66,566
	3,596,137	3,406,084
Less accumulated depreciation, depletion and amortization	1,465,556	1,339,662
Net carrying value	$2,130,581	$2,066,422

During 2025, we incurred total capital expenditures of $190.9 million. This excludes non-cash items for equipment acquired under finance leases and adjustments for asset retirement obligations, and includes acquisitions of mineral interests and land. The expenditures included $72.9 million at Lucky Friday, $58.2 million at Keno Hill, and $54.6 million at Greens Creek.

Mineral interests include amounts for value beyond proven and probable reserves (“VBPP”) related to mines and exploration or pre-development interests acquired by us which are not depleted until the mineralized material they relate to is converted to proven and probable reserves. As of December 31, 2025, mineral interests included VBPP assets of $388.2 million, $69.7 million, and $83.0 million, respectively, at Nevada, Greens Creek, and Keno Hill, along with various other properties. As of December 31, 2024, mineral interests included VBPP assets of $388.2 million, $83.3 million, and $95.7 million, respectively, at Nevada, Greens Creek and Keno Hill, along with various other properties.